     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2003 of the JPMorgan Fleming International Equity Fund, JPMorgan Tax Aware Large Cap Growth Fund and JPMorgan Tax Aware Large Cap Value Fund (the "Funds"), each a series of J.P. Morgan Mutual Fund Select Group (the "Registrant").

I, George C.W. Gatch, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)), as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the JPMorgan Fleming International Equity Fund, JPMorgan Tax Aware Large Cap Growth Fund and JPMorgan Tax Aware Large Cap Value Fund, each a series of the Registrant.


/s/ George C.W. Gatch
---------------------
George C.W. Gatch
President

December 29, 2003
-----------------
Date

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2003 of the JPMorgan Fleming International Equity Fund, JPMorgan Tax Aware Large Cap Growth Fund and JPMorgan Tax Aware Large Cap Value Fund (the "Funds"), each a series of J.P. Morgan Mutual Fund Select Group (the "Registrant").

I, Patricia A. Maleski, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)), as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the JPMorgan Fleming International Equity Fund, JPMorgan Tax Aware Large Cap Growth Fund and JPMorgan Tax Aware Large Cap Value Fund, each a series of the Registrant.


/s/ Patricia A. Maleski
-----------------------
Patricia A. Maleski
Treasurer

December 29, 2003
-----------------
Date

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.